UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

 Date of report (Date of earliest event reported): June 26, 2025

NCL CORPORATION LTD.

(Exact name of registrant as specified in its charter)

Bermuda	333-128780	20-0470163
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7665 Corporate Center Drive, Miami, Florida 33126

(Address of principal executive offices, and Zip Code)

(305) 436-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Second Amendment to the Seventh Amended and Restated Credit Agreement

On June 26, 2025, NCL Corporation Ltd. (“NCLC”) entered into a second amendment (the “ARCA Amendment”) to the Seventh Amended and Restated Credit Agreement, dated January 22, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including by the ARCA Amendment, the “Seventh ARCA”), among NCLC, as borrower, the subsidiary guarantors party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the lenders party thereto.

The ARCA Amendment, among other things, increased the aggregate amount of the lenders’ commitments under the senior secured revolving loan facility (the “Revolving Loan Facility”) from $1,700,000,000 to $2,486,000,000. The Revolving Loan Facility matures on January 22, 2030, provided that (a) if, on the date that is 91 days prior to the final maturity date of any of NCLC’s outstanding senior notes (other than the 5.375% exchangeable senior notes due 2025 (the “5.375% Exchangeable Notes”), the 1.125% exchangeable senior notes due 2027 (the “1.125% Exchangeable Notes”) and the 2.50% exchangeable senior notes due 2027 (the “2.50% Exchangeable Notes”)), (i) such senior notes (other than the 5.375% Exchangeable Notes, the 1.125% Exchangeable Notes and the 2.50% Exchangeable Notes) have not been repaid or refinanced with indebtedness maturing after April 23, 2030 and (ii) the aggregate principal amount outstanding under such senior notes exceeds $400,000,000, the maturity date will be such date if such date is earlier than January 22, 2030, (b) if, on November 17, 2026, the 1.125% Exchangeable Notes have not been repaid or refinanced with indebtedness maturing after April 23, 2030 and a liquidity test is not satisfied, the maturity date will be November 17, 2026 and (c) if, on November 17, 2026, the 2.50% Exchangeable Notes have not been repaid or refinanced with indebtedness maturing after April 23, 2030 and a liquidity test is not satisfied, the maturity date will be November 17, 2026. The Revolving Loan Facility will accrue interest (x) in the case of alternate base rate loans, at a per annum rate based on an alternate base rate plus a margin of between 0.00% and 1.00% and (y) in the case of term benchmark loans, at a per annum rate based on the adjusted term Secured Overnight Financing Rate plus a margin of between 1.00% and 2.00%. The Revolving Loan Facility will accrue an unused commitment fee on the amount of available unused commitments at a rate of between 0.15% and 0.30%. The applicable margin and unused commitment fee will depend on the total leverage ratio as of the applicable date.

The ARCA Amendment also (i) added each of Pride of America Ship Holding, LLC, Norwegian Jewel Limited, Nautica Acquisition, LLC, Regatta Acquisition, LLC and Breakaway Two, Ltd. (collectively, the “New Guarantors”) as guarantors of the Revolving Loan Facility and secured each of the vessels owned by the New Guarantors as collateral to the Seventh ARCA and (ii) released Norwegian Star Limited as guarantor (the “Old Guarantor”) of the Revolving Loan Facility and released the liens securing the collateral owned by the Old Guarantor.

The foregoing summary of the ARCA Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 8.01	Other Events.

Second Supplemental Indenture to the 2029 Secured Notes Indenture

On June 26, 2025, NCLC entered into a supplemental indenture (the “Second Supplemental Indenture”) to the indenture, dated October 18, 2023 (as supplemented by the First Supplemental Indenture, dated as of January 22, 2025, the “2029 Secured Notes Indenture”), by and among NCLC, as issuer, the guarantors party thereto, U.S. Bank Trust Company, National Association, as trustee, principal paying agent, transfer agent and registrar, and JPMorgan Chase Bank, N.A., as security agent, governing NCLC’s 8.125% Senior Secured Notes due 2029 (the “2029 Secured Notes”). The Second Supplemental Indenture provides for a Collateral Swap (as defined in the 2029 Secured Notes Indenture) to secure the 2029 Secured Notes against the same collateral that secures the Revolving Loan Facility under the Seventh ARCA described under “Second Amendment to the Seventh Amended and Restated Credit Agreement” above.

The Second Supplemental Indenture provides (i) for the addition of the New Guarantors as guarantors of the 2029 Secured Notes, (ii) that the guarantees of the New Guarantors will be secured on a first-lien basis by (x) all assets (other than certain excluded assets set forth in the security documents) of the New Guarantors, (y) each of the vessels owned or operated by the New Guarantors and, in each case, assignments of insurances and earnings in respect of such vessels, except to the extent prohibited by applicable law or contract, and (z) all equity interests of the New Guarantors, and (iii) that the guarantee of, and the collateral pledged by, the Old Guarantor will be released in connection with the Collateral Swap. Following NCLC’s entry into the ARCA Amendment and the Second Supplemental Indenture, NCLC’s obligations under the Revolving Loan Facility and the 2029 Secured Notes are guaranteed by the same guarantors and secured by the same collateral on a pari passu basis.

The foregoing summary of the Second Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Supplemental Indenture, which is attached as Exhibit 4.1 to this Current Report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Second Supplemental Indenture, dated June 26, 2025, by and among NCL Corporation Ltd., as issuer, the guarantors party thereto, U.S. Bank Trust Company, National Association, as trustee, principal paying agent, transfer agent and registrar, and JPMorgan Chase Bank, N.A., as security agent (incorporated herein by reference to Exhibit 4.1 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on June 27, 2025 (File No. 001-35784)).
10.1	Second Amendment to the Seventh Amended and Restated Credit Agreement, dated June 26, 2025, by and among NCL Corporation Ltd., as borrower, the subsidiary guarantors party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent, and the joint bookrunners and arrangers and co-documentation agents named thereto# (incorporated herein by reference to Exhibit 10.1 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on June 27, 2025 (File No. 001-35784)).
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

# Certain portions of this document that constitute confidential information have been redacted in accordance with Regulation S-K Item 601(b)(10).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, NCL Corporation Ltd. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 27, 2025

NCL CORPORATION LTD.

By:	/s/ Mark A. Kempa
	Name:	Mark A. Kempa
	Title:	Executive Vice President and
Chief Financial Officer